SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

December 16, 2004

PATINA OIL & GAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14344	75-2629477
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1625 Broadway, Suite 2000 Denver, Colorado	80202
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code (303) 389-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 REGULATION FD DISCLOSURE AND OTHER EVENTS.

On December 16, 2004, Patina Oil & Gas Corporation (the “Company”) issued a press release announcing the Company’s entry into a definitive agreement and plan of merger by and among Noble Energy, Inc., Noble Energy Production, Inc. and the Company, a copy of which press release is attached as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1	Press release dated December 16, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATINA OIL & GAS CORPORATION

By:	/s/ DAVID J. KORNDER
David J. Kornder
Executive Vice President and
Chief Financial Officer

Date: December 16, 2004

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated December 16, 2004